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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  December 3, 2003

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 9.   Regulation FD Disclosure.
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     On December 3, 2003, we filed a news release concerning notification by the New York Stock Exchange that the Company is not currently compliant with the NYSE's continued listing standards. The text of the news release is filed as Exhibit 99 to this report.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  December 3, 2003            /s/ Barry F. Shea
                                   ---------------------------------
                                   Barry F. Shea
                                   Executive Vice President--
                                      Chief Financial Officer

                                   INDEX

Exhibit No.              Description of Exhibit
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99  			 Text of Press Release of Dan River
                         Inc. dated December 3, 2003